SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

CORAUTUS GENETICS INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, Suite 313

Atlanta, Georgia 30308

(Address of principal executive offices, including zip code)

(404) 526-6200

(Registrant’s telephone number, including area code)

Item 5. Other Events.

On July 26, 2004, Corautus Genetics Inc. issued a press release, attached hereto as Exhibit 99.1, announcing that it had closed on $5,000,000 of the $15,000,000 convertible debt facility made available to the company by Boston Scientific Corporation under a loan agreement, as amended, established between the companies in July 2003.

Item 7. Financial Statements and Exhibits

(c)

Exhibit Number	Description
99.1	Press Release dated July 26, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corautus Genetics Inc.

Date: July 26, 2004	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Vice President - Finance and Administration,
Chief Accounting Officer and Assistant Secretary